UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2025

TERRITORIAL BANCORP INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34403	26-4674701
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1003 Bishop Street, Pauahi Tower Suite 500
Honolulu, Hawaii	96813
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (808) 946-1400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TBNK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing of the transactions contemplated by that certain Agreement and Plan of Merger, dated April 26, 2024 (the “Merger Agreement”), by and between Hope Bancorp, Inc., a Delaware corporation (“Hope Bancorp”), and Territorial Bancorp Inc. (“Territorial Bancorp”). Effective at 12:01 a.m., Hawaii Time, on April 2, 2025 (the “Effective Time”), upon the terms and subject to the conditions set forth in the Merger Agreement, among other things, Territorial Bancorp merged with and into Hope Bancorp, with Hope Bancorp as the surviving entity (the “Merger”). Immediately thereafter, Territorial Savings Bank, a wholly owned subsidiary of Territorial Bancorp, merged with and into Bank of Hope, a wholly owned subsidiary of Hope Bancorp, with Bank of Hope as the surviving bank (the “Bank Merger” and, together with the Merger, the “Transaction”).

Item 2.01	Completion of Acquisition or Disposition of Assets

On April 2, 2025, at 12:01 a.m., Hawaii Time, the Merger was consummated. Immediately thereafter, the Bank Merger was consummated.

Upon the terms and conditions set forth in the Merger Agreement, at the Effective Time, each share of common stock, par value $0.01 per share, of Territorial Bancorp (“Territorial Common Stock”) outstanding immediately prior to the Effective Time, other than certain shares held by Territorial Bancorp or Hope Bancorp, was converted into the right to receive 0.8048 shares of common stock (the “Exchange Ratio”), par value $0.001 per share, of Hope Bancorp (“Hope Common Stock”). Holders of Territorial Common Stock who receive Hope Common Stock as a result of the Merger will receive cash in lieu of fractional shares (the Exchange Ratio and any cash in lieu of fractional shares collectively, the “Merger Consideration”).

The foregoing description of the Transaction and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As a result of the Merger, Territorial Bancorp no longer fulfills the listing requirements of the NASDAQ Global Select Market (“NASDAQ”). Territorial Bancorp notified NASDAQ that trading in Territorial Common Stock should be suspended and the listing of Territorial Common Stock should be removed, in each case effective as of the Effective Time, and requested that NASDAQ file with the U.S. Securities and Exchange Commission (the “SEC”) a notification of removal from listing and registration of Territorial Common Stock on Form 25 to effect the delisting of all shares of Territorial Common Stock from NASDAQ and the deregistration of such Territorial Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Hope Bancorp, as successor to Territorial Bancorp, intends to file with the SEC a certification on Form 15 requesting the termination of the registration of the Territorial Common Stock under Section 12(g) of the Exchange Act and the suspension of Territorial Bancorp’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to the Rights of Security Holders

At the Effective Time, each holder of shares of Territorial Common Stock issued and outstanding immediately prior to the Effective Time ceased to have any rights as a stockholder of Territorial Bancorp, except the right to receive the Merger Consideration in accordance with the Merger Agreement and subject to the terms and conditions set forth in the Merger Agreement.

The information set forth under Items 2.01, 3.01, 5.01 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Changes in Control of Registrant

On April 2, 2025, Territorial Bancorp was merged with and into Hope Bancorp pursuant to the Merger Agreement, with Hope Bancorp continuing as the surviving corporation.

The information set forth under Items 2.01, 3.01, 3.03 and 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As of the Effective Time, and pursuant to the terms of the Merger Agreement, Territorial Bancorp’s directors and executive officers ceased serving as directors and executive officers of Territorial Bancorp.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As a result of the Merger, at the Effective Time, Territorial Bancorp ceased to exist and the Articles of Incorporation and the Bylaws of Territorial Bancorp ceased to be in effect by operation of law. The Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of Hope Bancorp, as in effect immediately prior to the Effective Time, remain in effect as the certificate of incorporation and the bylaws of the surviving entity of the Merger, consistent with the terms of the Merger Agreement. Copies of the Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of Hope Bancorp are filed as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and between Hope Bancorp, Inc. and Territorial Bancorp Inc., dated as of April 26, 2024 (incorporated herein by reference to Exhibit 2.1 of the Current Report on Form 8-K of Territorial Bancorp Inc. (File No. 001-34403), filed with the SEC on May 1, 2024)*

3.1	Second Amended and Restated Certificate of Incorporation of Hope Bancorp, Inc. (incorporated herein by reference to Exhibit 3.1 to the Current Report on Form 8-K of Hope Bancorp, Inc. (File No. 000-50245), filed with the SEC on May 29, 2024)

3.2	Amended and Restated Bylaws of Hope Bancorp, Inc. (incorporated herein by reference to Exhibit 3.2 to the Current Report on Form 8-K of Hope Bancorp, Inc. (File No. 000-50245), filed with the SEC on May 29, 2024)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

HOPE BANCORP, INC. As successor by merger to Territorial Bancorp Inc.

DATE: April 2, 2025	By:	/s/ Angelee J. Harris
Angelee J. Harris
Executive Vice President, General Counsel and Corporate Secretary